UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2013

Farmers & Merchants Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Ohio	000-14492	34-1469491
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

307 North Defiance Street, Archbold, Ohio	43502
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (419) 446-2501

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 16, 2013, Farmers & Merchants Bancorp, Inc. issued a press release announcing that on December 13, 2013 its wholly-owned subsidiary bank, The Farmers & Merchants State Bank, had completed its acquisition of the Custar, Ohio branch office of Croghan Colonial Bank, based in Fremont, Ohio. A copy of the press release is furnished herewith as Exhibit 99.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is filed with or incorporated by reference into this Current Report on Form 8-K:

99	Company Press Release dated December 16, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2013

FARMERS & MERCHANTS BANCORP, INC.

By:	/s/ Paul S. Siebenmorgen
Paul S. Siebenmorgen
Its: President and Chief Executive Officer

By:	/s/ Barbara J. Britenriker
Barbara J. Britenriker
Its: Executive Vice President & Chief Financial Officer